UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   December 29, 2008

MFA MORTGAGE INVESTMENTS, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	1-13991	13-3974868
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

350 Park Avenue, 21st Floor, New York, New York 10022
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (212) 207-6400

                                Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 29, 2008, MFA Mortgage Investments, Inc. (the “Company”) filed Articles of Amendment with the State Department of Assessments and Taxation of Maryland changing the Company’s name from “MFA Mortgage Investments, Inc.” to “MFA Financial, Inc.”  The name change will be effective on January 1, 2009.  Effective January 1, 2009, the Board of Directors of the Company amended the Bylaws of the Company to reflect the name change.

A copy of the Articles of Amendment filed with the State Department of Assessments and Taxation of Maryland on December 29, 2008, the Company’s Bylaws and a press release are attached hereto as Exhibits 3.1, 3.2 and 99.1, respectively, and are incorporated herein by reference.

ITEM 9.01.            Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed herewith:

3.1	Articles of Amendment filed with the State Department of Assessments and Taxation of Maryland with respect to the name change.

3.2	Amended and Restated Bylaws of MFA Financial, Inc., which were amended to reflect the name change.

99.1	Press Release, dated December 29, 2008, with respect to the name change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA FINANCIAL, INC.

By:	/s/ Timothy W. Korth
Timothy W. Korth
General Counsel and Senior Vice President – Business Development

Date: December 29, 2008